UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2017

CORVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37719	46-4670809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

863 Mitten Road, Suite 102 Burlingame, CA 94010
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (650) 900-4520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

                On January 10, 2017, Corvus Pharmaceuticals, Inc. issued a press release announcing that the protocol-predefined criteria for expansion has been reached for the cohort of patients with renal cell carcinoma treated with single-agent CPI-444 in the Company’s ongoing Phase 1/1b study. The full text of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

                Reference is made to the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS PHARMACEUTICALS, INC.

Date: January 10, 2017	By:	/s/ Leiv Lea
Leiv Lea
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release titled, “Corvus Pharmaceuticals Announces Expansion of Renal Cell Carcinoma Cohort in Ongoing Phase 1/1b Clinical Study of Lead Checkpoint Inhibitor CPI-444” dated January 10, 2017.